UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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Genworth Financial, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GENWORTH FINANCIAL, INC. C/O CORPORATE SECRETARY 6620 WEST BROAD STREET RICHMOND, VA 23230

Your Vote Counts!

GENWORTH FINANCIAL, INC.

2021 Annual Meeting
Vote by May 19, 2021 11:59 PM ET. For shares held in the
Plan, vote by May 17, 2021 11:59 PM ET. For shares held in
the Canadian Plan, vote by May 18, 2021 5:00 PM ET.

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You invested in GENWORTH FINANCIAL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021.

Get informed before you vote
View the Genworth’s proxy statement and annual report to stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 20, 2021 9:00 AM ET
Virtually at: www.virtualshareholdermeeting.com/GNW2021

*	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	G. Kent Conrad	For
1b.	Karen E. Dyson	For
1c.	Jill R. Goodman	For
1d.	Melina E. Higgins	For
1e.	Thomas J. McInerney	For
1f.	Howard D. Mills, III	For
1g.	Debra J. Perry	For
1h.	Robert P. Restrepo Jr.	For
1i.	Ramsey D. Smith	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Approve the 2021 Genworth Financial, Inc. Omnibus Incentive Plan.	For
4.	Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2021.	For

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